Stephen A. Riddick
Tel. 202.533.2338
Fax 202.331.3101
riddicks@gtlaw.com

November 15, 2004

HAND-DELIVERED

U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549-0404
Attention: Matt Franker
    Mail Stop 4-4

Re:
Comstock Homebuilding Companies, Inc.
Amendment No. 3 to Registration Statement on Form S-1
File No. 333-118193

        On behalf of Comstock Homebuilding Companies, Inc. (the "Company"), enclosed is Amendment No. 3 to the Company's Registration Statement on Form S-1, marked to show changes from Amendment No. 2 to the Company's Registration Statement filed with the Securities and Exchange Commission (the "Commission") on October 29, 2004.

        On behalf of the Company, we submit the following responses to the comments contained in the letter of comment of the Commission staff (the "Staff") dated November 12, 2004, addressed to Mr. Christopher Clemente, Chief Executive Officer of the Company. The Staff's comments, in the original headings and numbers, are restated below and are set off in bold. The responses correspond to the headings and numbers noted in such letter.

        On behalf of the Company, we further supplementally submit as Attachment I copies of two maps that are to be inserted in page 69 of the Prospectus.

Risk Factors—Our significant level of debt.....: page 8

1.
On page 12 you indicate that your debt outstanding, on a pro forma as adjusted basis, is $74.6 million, representing 13.8% of your shareholders' equity as of that date. Before giving effect to the offering contemplated, your stockholders' equity, on a pro forma as adjusted basis, is negative $220,000. Please tell us how you are computing the 13.8%.

  Response: The Company supplementally advises the Staff that pending insertion of a price range and inclusion of share numbers in the prospectus, it is impossible to calculate the debt outstanding, on a pro forma or adjusted basis.

Corporate Consolidation: page 25-26

2.
Under "Current Operations" on page 25 your provide certain information related to the primary holding companies as of March 31, 2004. Please update this information.

  Response: The Company has updated the disclosure consistent with the Staff's comment.

U.S. Securities and Exchange Commission
November 15, 2004

Our Business: page 61

3.
We note on page 61 that you have updated the percentage changes in revenue and operating income; however, the backlog from home sales at June 30, 2004 is reflected as $68.2 million. Please tell us why the backlog would not be $70.4 million, representing the sum of backlog amounts disclosed on F-25 and F-41.

  Response: The Company supplementally advises the Staff that the backlog for home sales has been updated in connection with the inclusion of financial information and operations data for the period ended September 30, 2004, and the backlog amount referenced by the Staff may be determined in a manner consistent with the Staff's comment.

Selected Financial and Other Data: page 40

4.
On page 40 under your "Selected Financial and Other Information", you disclose the historical basic and diluted earnings per share for the six months ended June 30, 2003 as $107. Please tell us why the amount disclosed for this period would not be $48?

  Response: The Company supplementally advises the Staff that the Company has updated the referenced information in connection with the inclusion of financial information and operations data for the period ended September 30, 2004.

MD&A—Results of Operations: page 48

5.
Please provide additional disclosure concerning the nature of the changes in "other income (expense), net" for the year ended December 31, 2003 compared to December 31, 2002. Investors may not be familiar with activity "consistent with normal operations." In addition, please provide quantitative disclosure, if material, of the components representing the remaining $220,000 of changes in "other income (expense), net for the year ended December 31, 2002 compared to December 31, 2001. As indicated in our previous comment number 7, please tell us why vendor credits would not be accounted for as an adjustment of your inventoried cost of real estate for development and sale?

  Response: The Company has revised the disclosure consistent with the Staff's comment. The Company supplementally advises the Staff that vendor credits related to real estate held for development and sale are accounted for as adjustments to cost of sales of real estate. Miscellaneous vendor credits and rebates related to selling, general and administrative expenses are accounted for in other income (expense), net.

Certain Transactions: page 88

6.
On page 18 of the Risk Factors discussion and page 48 of MD&A, you discuss weakness in your internal controls regarding approval and documentation of related party transactions. Please consider qualifying your statement in Certain Transactions on page 88 that you believe all current related party transactions are on not less favorable than terms obtainable from unaffiliated third parties to reflect your disclosed weakness and recently implemented procedure for approving these transactions.

  Response: The Company has revised the disclosure consistent with the Staff's comment.

Index to Financial Statements

7.
Please amend your index to financial statements on F-1 to reflect The Comstock Companies Statement of Stockholders' Equity as of June 30, 2004 instead of March 31, 2004. In addition, the Notes to Service Corp's financial statements should be "consolidated" not "combined consolidated."

  Response: The Company has amended the disclosure consistent with the Staff's comment.

U.S. Securities and Exchange Commission
November 15, 2004

Financial Statements—The Comstock Companies: page F-6

8.
We note your amended disclosure on F-13 of "total interest incurred" for the six months ended June 30, 2004. Your disclosure indicates for the period that you capitalized more interest than you incurred. Please review and amend if necessary.

  Response: The Company has amended the disclosure consistent with the Staff's comment.

Financial Statement—Comstock Service Corp., Inc.: page F-28

9.
Please amend the footnote reference on Service Corp's basic financial statements on pages F-29 through F-32 by deleting "combined" before consolidated.

  Response: The Company has amended the footnote references consistent with the Staff's comment.

        Please do not hesitate to call me at (202) 533-2338 or Jason Simon at (703) 749-1386 should you have any questions concerning this filing or any of the above responses.

Very truly yours,

/s/  STEPHEN A. RIDDICK

Stephen A. Riddick